Exhibit 99.1

PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT
PURSUANT TO THE
CARVANA CO. 2017 OMNIBUS INCENTIVE PLAN

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Participant: ______________________________

Grant Date: _____________________________

Number of Restricted Stock Units Granted: _______________

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THIS PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between Carvana Co., a corporation organized in the State of Delaware (the “Company”), and the Participant specified above, pursuant to the Carvana Co. 2017 Omnibus Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee. For This award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the Restricted Stock Units (“RSUs”) provided herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation By Reference; Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the Award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

2. Grant of Restricted Stock Unit Award. The Company hereby grants to the Participant, as of the Grant Date specified above, the number of RSUs specified above. Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of the shares of Common Stock underlying the RSUs, except as otherwise specifically provided for in the Plan or this Agreement.

3. Vesting.

(a) Vesting Schedule. Subject to the provisions of Sections 3(b) and 3(d), below, 25% of the RSUs granted hereunder shall become vested on [25% vesting date], and thereafter 2⅟₁₂% of the RSUs shall become vested on the first day of each succeeding month (each a “Vesting Date”); provided that no RSUs shall become vested unless and until the Company files a periodic report (i.e., Form 10-Q or Form 10-K) with the U.S. Securities and Exchange Commission reflecting [the performance goal] (as defined below) for a calendar quarter (the “Performance Goal Trigger”). The Committee shall be responsible for determining whether, and to what extent, the Performance Goal Trigger has been achieved. In determining whether the Performance Goal Trigger has been achieved the Committee may only consider whether any extraordinary event(s) occurred during such calendar quarter and whether such event(s) contributed to the attainment of the Performance Goal Trigger. If the Committee concludes that the Performance Goal Trigger would not have been achieved but for the occurrence of one or more extraordinary events, it may disregard the achievement of the Performance Goal Trigger for such calendar quarter and as a result, no RSUs shall vest. In such case, the Committee will reevaluate whether the Performance Goal Trigger has been achieved during the next calendar quarter in which the Company files a periodic report (i.e., Form 10-Q or Form 10-K) with the U.S. Securities and Exchange Commission reflecting attainment of the Performance Goal Trigger. For the avoidance of doubt, upon the attainment of the Performance Goal Trigger and absent exercise of the Committee’s discretion described above, all amounts that would have vested under the time-based vesting schedule set forth herein but for non-attainment of the Performance Goal Trigger will vest on the first Vesting Date following attainment of the Performance Goal Trigger.

(b) Continued Employment Required; Forfeiture. Unless otherwise determined by the Committee and subject to Section 3(a), the Participant must be employed on each Vesting Date to vest in the RSUs. For the avoidance of doubt, all RSUs that are unvested shall be immediately forfeited upon the Participant’s Termination for any reason.

(c) Change in Control Prior to the Performance Goal Trigger; Double Trigger Vesting. If a Change in Control occurs prior to achievement of the Performance Goal Trigger described in Section 3(a), the Participant shall become vested in all amounts that would have vested under the time-based vesting schedule set forth in Section 3(a) but for non-attainment of the Performance Goal Trigger. Notwithstanding any other provision in this Agreement or the Plan, and, if applicable, after giving effect to the immediately preceding sentence, and except as otherwise provided in the applicable Change in Control transaction documents, in the event that the Participant incurs an involuntary Termination without Cause within twenty-four (24) months following a Change in Control, the unvested RSUs granted hereunder shall become fully vested and all restrictions on such RSUs shall lapse as of the date of the Participant’s involuntary Termination without Cause. Nothing in this Section 3(c) or any other provision of this Agreement is intended to provide the Participant with any right to consent to or object to any transaction that might result in a Change in Control and each provision of this Agreement shall be interpreted in a manner consistent with this intent.

(d) Non-Attainment of Performance Trigger. Notwithstanding any other provision in this Agreement or the Plan, if the Performance Goal Trigger has not been attained by the 10th anniversary of the Grant Date, then all unvested RSUs granted hereunder shall be immediately forfeited.

(e) [Performance Goal.]

4. Delivery of Shares.

(a) General. Subject to the provisions of Section 4(b), within thirty (30) days following the applicable Vesting Date, the Participant shall receive the number of shares of Common Stock that correspond to the number of RSUs that vested on such Vesting Date.

(b) Blackout Periods. If the Participant is subject to any Company “blackout” policy or other trading restriction imposed by the Company on the date such distribution would otherwise be made pursuant to Section 4(a), such distribution shall be instead made on the earlier of (i) the date that the Participant is not subject to any such policy or restriction and (ii) the later of (A) the end of the calendar year in which such distribution would otherwise have been made and (B) a date that is immediately prior to the expiration of two and one-half months following the date such distribution would otherwise have been made hereunder.

5. Dividends; Rights as Stockholder. The Participant shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by any RSU unless and until the Participant has become the holder of record of such shares. Further, the Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by any RSU unless and until the Participant has become the holder of record of such shares.

6. Non-Transferability. No portion of the RSUs may be sold, assigned, transferred, encumbered, hypothecated or pledged by the Participant, other than to the Company as a result of forfeiture of the RSUs as provided herein, unless and until payment is made in respect of vested RSUs in accordance with the provisions hereof and the Participant has become the holder of record of the vested shares of Common Stock issuable hereunder.

7. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

8. Withholding of Tax. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the RSUs and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any shares of Common Stock otherwise required to be issued pursuant to this Agreement. Any such withholding obligation with regard to the Participant may, at the

Company’s discretion, be satisfied by reducing the amount of shares of Common Stock otherwise deliverable to the Participant hereunder.

9. Legend. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of Common Stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of Common Stock acquired pursuant to this Agreement in the possession of the Participant in order to carry out the provisions of this Section 9.

10. Securities Representations. This Agreement is being entered into by the Company in reliance upon the following express representations and warranties of the Participant. The Participant hereby acknowledges, represents and warrants that:

(a) The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on the Participant’s representations set forth in this Section 10.

(b) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the shares of Common Stock issuable hereunder must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such shares of Common Stock and the Company is under no obligation to register such shares of Common Stock (or to file a “re-offer prospectus”).

(c) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Participant understands that (i) the exemption from registration under Rule 144 will not be available unless (A) a public trading market then exists for the Common Stock of the Company, (B) adequate information concerning the Company is then available to the public, and (C) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and (ii) any sale of the shares of Common Stock issuable hereunder may be made only in limited amounts in accordance with the terms and conditions of Rule 144 or any exemption therefrom.

11. Acceptance. The award of RSUs pursuant to this Agreement must be accepted by the Participant within a period of 60 days after the Grant Date by executing this agreement in accordance with Section 19 hereof. Subject to the Committee’s discretion, if the award is not accepted within this time period, all RSUs purported to be granted hereunder will be immediately forfeited.

12. Entire Agreement; Amendment. This Agreement, together with the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

13. Notices. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the General Counsel of the Company. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such physical address or e-mail address as the Participant may have on file with the Company.

14. No Right to Employment. Any questions as to whether and when there has been a Termination and the cause of such Termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

15. Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the RSUs awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant.

16. Compliance with Laws. The grant of RSUs and the issuance of shares of Common Stock hereunder shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law, rule regulation or exchange requirement applicable thereto. The Company shall not be obligated to issue the RSUs or any shares of Common Stock pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the settlement of the RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.

17. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign (except in accordance with Section 6 hereof) any part of this Agreement without the prior express written consent of the Company.

18. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument; provided, however, that the Participant may be required to execute this Agreement through the electronic acceptance process provided by the Company or its designee.

20. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

21. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

22. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the Award of RSUs made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the RSUs awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

23.  Company Recoupment of Awards. Pursuant to Section 14.24 of the Plan, the Participant acknowledges that this Award of RSUs is subject to potential forfeiture or recoupment to the fullest extent called for by any Company recoupment policy, other agreement or arrangement with the Participant, or applicable federal or state law including, without limitation, any Company obligation to clawback “incentive-based compensation” under Section 10D of the Exchange Act. By accepting this Award, the Participant agrees to be bound by, and comply with, the terms of any such forfeiture or recoupment provision imposed by applicable federal or state law or prescribed by any policy of the Company.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CARVANA CO.
By:
Name:
Title:

PARTICIPANT

Name: